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                                                                    EXHIBIT 21.1

                          SUBSIDIARIES OF THE COMPANY
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
                                        STATE OF
            SUBSIDIARY                INCORPORATION            DOING BUSINESS AS
-----------------------------------  ---------------  -----------------------------------
Universal Outdoor, Inc.                 Illinois      Universal Outdoor, Inc.

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                         SUBSIDIARIES OF UNIVERSAL OUTDOOR, INC.
                                        STATE OF
            SUBSIDIARY                INCORPORATION            DOING BUSINESS AS
-----------------------------------  ---------------  -----------------------------------
HCA, Inc.                               Illinois      HCA, Inc.
Mall Media Acquisition Corp.            Delaware      Mall Media Acquisition Corp.
Matthew Acquisition Corp.               Delaware      Matthew Acquisition Corp.
Quantum Structures & Design, Inc.       Illinois      Quantum Structures & Design, Inc.
Revere Acquisition Corp.                Delaware      Revere Acquisition Corp.
Revere Holding Corp.                    Delaware      Revere Holding Corp.
Revere National Corporation of          Delaware      Revere National Corporation of
  Pennsylvania                                          Pennsylvania
Revere National Corporation of          Delaware      Revere National Corporation of
  Philadelphia                                          Philadelphia
Revere National Corporation of          Delaware      Revere National Corporation of
  Wilmington                                            Wilmington
Superior Outdoor Structures, Inc.       Illinois      Superior Outdoor Structures, Inc.
Tanner Acquisition Corp.                Delaware      Tanner Acquisition Corp.
Universal Outdoor Management            Delaware      Universal Outdoor Management
  Company, Inc.                                         Company, Inc.
Vision Digital Communications, LLC     California     Vision Digital Communications, LLC
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